SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

July 24, 2003

Date of Report
(Date of earliest event reported)

QUINTON CARDIOLOGY SYSTEMS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-49755	94-3300396

(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

3303 Monte Villa Parkway, Bothell, Washington	98021

(Address of Principal Executive Offices)	(Zip Code)

(425) 402-2000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits

99.1     Press Release of Quinton Cardiology Systems, Inc. dated July 24, 2003.

Item 9. Regulation FD Disclosure.

     The information included in this section is intended to be furnished under “Item 12. Results of Operations and Financial Condition” and is furnished under this Item 9 in accordance with SEC Release No. 33-8216.

     On July 24, 2003, Quinton Cardiology Systems, Inc. issued a press release announcing its second quarter earnings for the fiscal quarter ended June 30, 2003. A copy of the press release is attached hereto as Exhibit 99.1.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUINTON CARDIOLOGY SYSTEMS, INC.

By:	/s/ Michael K. Matysik

Michael K. Matysik Senior Vice President and Chief Financial Officer

Dated: July 24, 2003

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release of Quinton Cardiology Systems, Inc. dated July 24, 2003.